UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, HK

(Address of principal executive offices)

+ 852 70106695

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 27, 2025, the Company issued a press release announcing a Business Cooperation Intent Agreement with Xilin Online (Beijing) E-commerce Co., Ltd. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Current Report on Form 8-K and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 8.01 Other Events

On March 27, 2025, Zhongyan Shangyue Technology Co., Ltd. (“Zhongyan”), CIMG Inc.’s (the “Company”) wholly-owned subsidiary, entered into a Business Cooperation Intent Agreement (the “Agreement”) with Xilin Online (Beijing) E-commerce Co., Ltd (“Xilin”). Pursuant to the Agreement, certain shareholders of Xilin intend to transfer an aggregate of 51% of their equity interest in Xilin to Zhongyan (the “Transfer”). The parties to the Agreement plan to consummate the Transfer within 15 calendar days from the date of the Agreement.

Upon completion of the Transfer, Xilin’s employees shall be integrated into the Company’s corporate group, and both parties agree that Mr. Tianyong Lyu shall be appointed as Chief Executive Officer of Xilin, continuing to oversee Xilin’s daily operations. Additionally, the parties agree to establish a decision-making committee, which shall unanimously approve any Xilin’s transaction exceeding RMB200,000. The committee shall comprise three members: Ms. Yanli Hou nominated by Zhongyan, Mr. Tianyong Lyu, and Mr. Rui Shao nominated by Xilin.

Furthermore, the parties propose that CIMG grant incentive shares to Xilin’s employees based on Xilin’s sales performance following the completion of the Transfer, with the specific performance criteria and the terms of such incentive share grants to be determined through future agreements.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing Business Cooperation Intent Agreement with Xilin Online (Beijing) E-commerce Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: March 27, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer